REGISTRATION RIGHTS AGREEMENT

AGREEMENT dated as of this ____ day of March, 2005 between the Company, known or to be known as Deli Solar (USA), Inc. and more fully defined in
Article I hereto, a Nevada corporation, and each of the Investors listed on Exhibit A. hereto

                                 WITNESSETH THAT

WHEREAS, the parties hereto have executed a Unit Purchase Agreement simultaneously herewith providing for the purchase by Investors and sale by the Company of units (the"Units") consisting of shares of the Company's Common Stock (par value $0.01 per share; the "Shares") and warrants to purchase eight (8) additional Shares for each ten (10) Shares purchased within the Units (the "Warrants");

WHEREAS, the Investors are "accredited investors" as that term is used in Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act", and are purchasing the Units with investment purposes and not with a view to sell other otherwise distribute the underlying securities to the public;

WHEREAS, the Investors have no arrangements in place, directly or indirectly through or with affiliates or otherwise, to sell or otherwise distribute the securities to third parties once the registration statement became effective

WHEREAS, several of the Investors are subject to regulations that require their securities investments be registered with the Securities Act in order to meet valuation and liquidity criteria; and they desire to registration of the securities not to facilitate an immediate distribution to the public, but (i) for valuation purposes and (ii) to protect against future contingencies where the securities must be sold to meet liquidity requirements; and

WHEREAS, pursuant to the terms of the Unit Purchase Agreement the parties have agreed to enter into this Registration Agreement;

NOW THEREFORE, it is agreed as follows:

ARTICLE I
REGISTRATION RIGHTS

Section 1.1 Registration. The Company shall upon execution of this Agreement use its best reasonable efforts to effect the registration of the Shares purchased pursuant to the Unit Purchase Agreement, and the Shares underlying the Warrants included within the Units, at the earliest possible date and. if possible, within 90 days, along with those share of the Company's common stock (par value $0.001 per share) requested to be registered pursuant to "piggy back rights" granted to third parties.

Section 1.2 General Registration Provisions. The Company will pay expenses associated with the registration of the Shares, including without limitation legal, accounting, printing and distribution fees and expenses except for registration fees associated with the Shares.

Section 1.3 Registration Procedures.

                   (a) If and whenever the Company is required by the provisions of Section 1.1 hereof to effect the registration of the Shares, the Company will as promptly as practicable:

                        (i) furnish to each Investor participating in the registration such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminarv prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus. and such other documents, as such Investor may reasonably request to facilitate the disposition of the Shares owned by it;

                        (ii)use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions, if applicable, as shall be reasonably appropriate for distribution of the Shares: provided. however, that the Company shall not be required. solely in order to accomplish the foregoing, to qualify to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify, subject itself to taxation in any such jurisdiction or consent to general service of process in any such jurisdiction;

                       (iii) advise each Investor participating in such registration, promptly after it shall receive notice or obtain knowledge thereof. of the issuance of any stop order by the SEC or any state securities commission or agency suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and use its best efforts to prevent the issuance of any stop order to obtain its withdrawal if such stop order should be issued;

                       (iv) notify each Investor participating in such registration upon the Company's discovery that, or upon the happening of any event as a result of which any prospectus included in any registration statement which includes Shares, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at any such Investor's request prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein necessary to make the statements therein riot misleading in the light of the circumstances then existing;

                        (v) use its best efforts to cause all such Shares to be listed on each securities exchange or inter-dealer quotation system on which the common stock of the Company is then listed or will be listed provided that the applicable listing requirements are satisfied.

                   (b) Each Investor included in such registration agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 1.3(a)(iv) it will forthwith discontinue the disposition of' Shares pursuant to the registration statement relating to such Shares until its receipt of a supplemented or amended prospectus from the Company and. if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such Investor's possession, of the prospectus relating to such Shares of Company at the time of receipt of such notice.

(c) Each Investor shall take such actions and furnish the Company with such information regarding itself and relating to the distribution of the Shares as the Company may from time to time reasonably request and as shall be required in connection with the registration and any qualification or compliance referred to in this Agreement.

ARTICLE II
INDEMNIFICATION

Section 2.1 Indemnification by the Company. In the event of any registration of Shares pursuant to Section 1.1 hereof, the Company agrees to indemnify and hold harmless the seller of the Shares and its directors and officers (each, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) to which such Indemnified Person becomes subject under the Securities Act or otherwise, insofar as such losses, claims. Damages,. liabilities or expenses arise out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in any registration statement under which such securities were registered or qualified under the Securities Act or otherwise, any preliminary prospectus. final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company shall not be liable to such Indemnified Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement made in reliance upon and in conformity with information furnished to the Company by such seller of Shares.

Section 2.2 Indemnificadtion by the Investor. Each of the Investors agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.1), the Company and its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act arising out of or based upon (1) any untrue statement or alleged untrue statement of material fact contained in any registration statement under which such securities were registered or qualified under the Securities Act, or otherwise, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made solely in reliance upon and in conformity with information furnished to the Company by such Investor for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

Section 2.3 Defense of Glaim. If any action or proceeding (including any governmental investigation) shall be brought or directed against any party hereto (or its officers, directors or agents), the party against whom indemnification is sought shall be permitted to (or. if requested. shall) assume the defense of such claim, including the employment of counsel and the payment of all expenses, unless a conflict of interest may exist with respect to such claim or differing or additional defenses may be available to the other party. If defense of a claim is assumed by an indemnifying party, the indemnified party shall not be liable for any settlement of such action or proceedings effected without their prior written consent. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of release from all liability in respect to such claim or litigation. Any party entitled to indemnification hereunder agrees to give prompt written notice to the other party of any written notice of the commencement of any action, suit, proceedings or investigation or threat thereof for which such party may claim indemnification or contribution pursuant to this
Agreement: provided. however. that failure to give such notice shall not limit any party's right to indemnification or contribution hereunder. Notwithstanding the foregoing, an indemnified party hereunder shall always have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party.

Section 2.4 Contribution. If the indemnification provided for in Sections 2.1 or
2.2 hereof is unavailable to a party that would have been an indemnified party under any such Subsections in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 2.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE III
                                  MISCELLANEOUS

Section 3.1 Fees and Expenses. Except as herein otherwise expressly provided, all Costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

Section 3.2 Amendment and Modification. This Agreement may be amended, modified and supplemented itt any and all respects, but only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

Section 2.3 Notices.. All notices and other communications hereunder shall be in writing and shall be deemed given if mailed, delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to the Investors to: See Investor signature page below.

If to the Company:

                  Deli Solar (USA), Inc.
                  c/o Kuhns Bros. & Co., Inc. , Financial Advisor
                  558 Lime Rock Road
                  Lime Rock, Connecticut 06039
                  Tel. 860 435 7000 Fax: 860 435 6540
                   with a copy to:

                   James M. Rae, Esq.
                   Stairs Dillenbeck Finley & Rendon
                   330 Madison Avenue, 29th Fl.
                   New York, NY 10017
                   Telephone: (212) 697-2700
                   Telecopy:(212) 687 3523

 IN WITNESS WHEREOF the parties hereto have cause these presents to executed on their behalf this __ day March __, 2005.

Deli Solar (USA), Inc.

By ________________________         By ___________________________
      Deli Du           Pres.                                     Sec.

Investors: